UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2005

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10715 Red Run Blvd., Suite 101, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 581-8080

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 2: FINANCIAL INFORMATION

Item 2.02. Results of Operation and Financial Condition.

On May 16, 2005, Avatech Solutions, Inc. (the “Company”) announced its results of operations for its fiscal quarter ended March 31, 2005. A copy of the Company’s press release announcing such results dated May 16, 2005 is attached hereto as Exhibit 99.1. The information contained in this Item 2.02 and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

SECTION	5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) - (c) On May 17, 2005, the Company’s Board of Directors appointed Lawrence Rychlak as Vice President - Finance and Chief Financial Officer at an annual salary of $190,000, plus benefits. The Company agreed to pay Mr. Rychlak incentive compensation of up to $50,000 per year, based on Mr. Rychlak’s achievement of specific goals and objectives that may be developed by the Company. Mr Rychlak’s agreement with the Company also provides for a severance payment of three month’s salary if his employment is terminated other than for cause or upon a change in control of the Company. As the Chief Financial Officer, Mr. Rychlak will also serve as the Company’s principal financial officer and principal accounting officer, replacing Ms. Catherine Dodson, who has served as the Company’s Interim Chief Financial Officer since November 15, 2004 and who resigned as Interim Chief Financial Officer on May 13, 2005.

For the last five years, Mr. Rychlak served as the Senior Vice President and Chief Financial Officer of Environmental Elements Corporation, Inc., a publicly-traded company specializing in the design, engineering, and construction of industrial air pollution control systems. For the most recent two years, Mr. Rychlak also served as the interim President of Environmental Elements. Previously, Mr. Rychlak has been a principal of a regional financial management consulting firm, served as the Chief Financial Officer of a regional health system, and held positions in financial management of private companies and with a major accounting firm. Mr. Rychlak is a certified public accountant and earned a bachelor of Arts degree in Accounting and a Masters degree in Business Administration from Loyola College in Baltimore, Maryland. Mr. Rychlak is 49 years old and has no family relationships with any of the Company’s other officers or directors.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated May 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.
(Registrant)

Date: May 18, 2005	By:	/s/ Christopher D. Olander
Christopher D. Olander
Executive Vice President and General Counsel